As filed with Securities and Exchange Commission December 9, 2003

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-9067

Kirr, Marbach Partners Funds, Inc.
(Exact name of registrant as specified in charter)

621 Washington Street, Columbus, IN 47202

(Address of principal executive offices) (Zip code)

Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus, IN 47202

(Name and address of agent for service)

(812) 376-9444

Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2003

Date of reporting period: September 30, 2003

Item 1. Report to Stockholders.

KIRR, MARBACH PARTNERS VALUE FUND

KM &Co

ANNUAL REPORT

SEPTEMBER 30, 2003

www.kmpartnersfunds.com

DEAR FELLOW SHAREHOLDERS:

The U.S. equity market continued to grind higher during the third quarter of 2003, with the rate of the advance slowing as the market consolidated its gains from the torrid first half. Stock market volatility similarly declined during the third quarter, as the pyrotechnics shifted to the bond market. Stocks have clearly come a long way as investors mark the anniversary of the October 9, 2002 bottom. Our outlook for the stock market is essentially unchanged from our last quarterly letter; we expect gains in the second year of the market’s recovery to be tougher to come by and more modest. Similarly, our invested level remains on the “light” side as we continue to reduce or eliminate positions as they reach our price targets and refrain from investing in situations not meeting our quality and risk/ reward criteria. As noted in the table below, Value Fund had a total return of +25.75% for the fiscal year ending September 30, 2003. On an absolute basis, we could not be more pleased with this result. Although the U.S. equity market (as measured by the S&P 500 Index) was also quite strong, its advance was definitely not straight-line. We attribute owning stocks of good companies with attractive valuations as the key to our success this year, as well as in prior years. Further, we had previously mentioned the importance of “being there” (i.e. actually invested in the stocks we had identified as attractive) and our perseverance during the market’s plunge ahead of the war paid dividends. Given our current higher-than-normal cash position and the types of stocks we own, we would not be surprised if Value Fund’s performance lags if the market becomes frothier (i.e. more speculative) and sprints higher. We’re investing for the long-haul , so this won’t concern us and we hope it won’t concern you.

THE STOCK MARKET
The stock market continued its recovery from the low reached on October 9, 2002. For the period ending September 30, 2003, the bellwether S&P 500 Index had a total return 14.7% for the year-to-date and 30.5% from the October 9, 2002 low. The Leuthold Group recently published a study examining stock market recoveries back to 1900, which showed the average and median first-year recovery of 47% and 38%, respectively. Similarly, ISI Group looked at S&P 500 performance in the third-year of presidential terms (which is the year we are in) dating back to Calvin Coolidge in 1927 and determined the average total return was 19.7%. Thus, although the market has come a long way over a short period of time, its advance is not out of line with similar periods in history.

Periods ending	Value Fund Total (1)	S&P 500 (2)	Russell Midcap (3)
September 30, 2003	Return	Index	Index

3-months	+2.80%	+2.65%	+6.43%
9-months	+17.81%	+14.71%	+22.89%
One-year (4)	+25.75%	+24.38%	+32.63%
Two-years (4)	+7.81%	-0.54%	+9.84%
Three-years (4)	+4.68%	-10.12%	-2.14%
Since Inception (4)	+6.15%	-2.97%	+4.71%
(December 31, 1998)

1.    Past performance does not reflect how Value Fund may perform in the future. The performance data quoted assumes the reinvestment of capital gains and income distributions. Performance also reflects fee waivers in effect. In absence of fee waivers, total return would be reduced. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1

2.    The S&P 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.
3.    The Russell Midcap Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for medium capitalization stocks. This Index cannot be invested in directly.
4.    One-year, two-year, three-year and Since Inception returns are Average Annualized Returns.

The U.S. equity market has been strong because U.S. and foreign economies have improved. Although the rate of change in the U.S. has been choppy and uneven, corporate operating earnings have been strong. As you can see from the chart published by ISI Group below, the third quarter of 2003 is expected to mark the sixth consecutive quarter of double-digit gains in S&P 500 operating earnings per share, a robust recovery from the recession that began in early 2001.

                                S&P 500
                                Operating EPS

	2001	% Change	2002	% Change	2003	% Change

Q1	$10.73	–23.0%	$10.85	+1.1%	$12.48	+15.0%
Q2	$9.02	–39.0%	$11.64	+29.1%	$13.03E	+11.9%
Q3	$9.16	–36.0%	$11.61	+26.8%	$13.69E	+17.9%
Q4	$9.94	–24.0%	$11.94	+20.1%	$14.30E	+19.8%

YEAR	$38.85	–31.0%	$46.04	+18.5%	$53.50E	+16.2%

Source: ISI
Group

As we’ve stated, we expect gains going forward to be both tougher to come by and more modest. On the positive side, the Leuthold Group study referenced above showed a cumulative gain two-years from the low of 61% (average) and 59% (median). This implies the gain from the market low of October 9, 2002 thru September 30, 2003 is roughly half the average two-year gain from the lows experienced since 1900. Similarly, ISI Group calculated returns during the fourth-year of presidential terms have been more modest than third-year returns, but still averaged 13.6% since 1928. On the negative side, the twin trade and fiscal deficits continue to soar, putting downward pressure on the dollar and upward pressure on interest rates. Finally, as we mentioned in our last quarterly letter, pockets of speculative fervor have become apparent. The New York Times published an article in the September 26, 2003 issue that examined returns by Standard & Poor’s stock rating category, which are based on 10-year records of earnings and dividends. For 2003, stocks rated “A” (S&P’s highest rating) were up half as much as those rated “B.” Further, stocks rated “C” (indicating doubtful financial condition, but short of actual default) were up twice as much as those rated “B.” Morgan Stanley Research looked at the performance of S&P 500 stocks from the low through the end of August 2003, based on their closing price at the October 9, 2002 low. Investors’ enthusiasm for low-dollar priced stocks has clearly been unbridled.

Performance by Stock Price Level
		Average Price
Price @ 10/9/02		Performance
		(10/9/02–8/31/03)
Sub-$5	+	208%
$5-$10	+	101%
$10-$15	+	73%
$15-$20	+	54%
$20-$30	+	39%
$30-$40	+	31%
$40-$50	+	19%
$50-$60	+	13%
Over $60		0%
Source:
Morgan Stanley

2

Percent Change in Top Ten Holdings
from Book Cost (as of 9/30/03)

1.	Liberty Media Corporation A	-	5.2%
2.	EMCOR Group Inc.	+	154.2%
3.	Bausch & Lomb Incorporated	+	25.0%
4.	Cummins Inc.	+	38.1%
5.	CIT Group Inc.	+	25.0%
6.	Hilton Hotels Corp.	+	69.5%
7.	Sovereign Bancorp, Inc.	+	99.7%
8.	Guidant Corporation	+	41.7%
9.	Cendant Corporation	+	45.5%
10.	Carnival Corporation	+	34.5%

PORTFOLIO COMMENTS
Although the rise in the overall market slowed during the quarter, our portfolio had a number of strong performers. Hilton Hotels Corporation gained 27% in the September quarter as the travel industry continued to recover. Blockbuster Inc. rose 25% in the quarter, bouncing back from the earnings disappointment at the end of 2002 that gave us the opportunity to purchase this industry leader. AVX Corporation also increased 25%, as its basic electronic components business benefited from a stronger economy and its stock from investors’ renewed enthusiasm for technology stocks. Improved loan growth, better asset quality and attractive valuations helped Sovereign Bancorp, Inc. (+18%), CIT Group Inc. (+17%) and Commercial Federal Corporation (+15%) to gains in the quarter.

On the downside, strength in the economy failed to spark growth in media advertising, which hurt radio station operator Emmis Communications Corporation (-13%) and television station owner Sinclair Broadcast Group, Inc. (-12%). Additionally, the failure of the Federal Communications Commission to revise media property ownership rules weighed on the group. EMCOR Group, Inc. , a construction and facilities management company, experienced weaker than expected growth in their markets, leading to disappointing margins and 14% decline in the stock price for the quarter.

Given the market has come a long way and is no longer broadly undervalued, we have still been able to find attractive opportunities meeting our quality and risk/ reward criteria. The May Department Stores Company operates the second largest department store chain in the U.S., with well-known names including Lord & Taylor, Famous-Barr, Hecht’s and L.S. Ayres. May has an attractive valuation, a dividend yield of just under 4% and strong free cash flow. Despite worries about debt levels and uneven readings of confidence, we believe the consumer will continue to “be there.”  In addition, the eventual upturn in employment should be a catalyst for the stock.  Apria Healthcare Group Inc. is a leading home healthcare provider specializing in respiratory therapy. We believe the demographics of an aging population should be a positive for their business.

We sold several positions during the quarter. Office Max, Inc. was acquired by Boise Cascade Corporation, allowing us to realize a gain of 50%. Ryder System, Inc. reached our price target and was sold for a gain of 77%, the final portion of the position sold in early October. We sold a portion of our position in the aforementioned AVX Corporation, as the stock was approaching full valuation in the rebound in technology. We pulled the plug on Lone Star Steakhouse & Saloon, Inc., Tecumseh Products Company and Toys “R” Us, Inc., realizing modest losses as fundamentals failed to meet our expectations.

INTEGRITY AND STEWARDSHIP
Our fellow shareholders place their trust in us when they allow us to manage their assets. Shareholders expect us to be good stewards of their assets and to always act in their best interest. We are in awe of this show of confidence and try to earn this trust each and every day. We understand that without the trust and confidence of our shareholders, we simply wouldn’t have a business. We’ve always operated with the belief that if we did right by our shareholders, we would do well for ourselves. We think this is the way most investment management firms viewed their clients/shareholders and approached their business, many years ago. Unfortunately, recent revelations seem to indicate some managers now view themselves as being in the business of salesmanship, not stewardship.

3

As you know, last month New York Attorney General Eliot Spitzer alleged actions by certain investment management firms, mutual fund companies, investors and others that ranged from felonious to fraudulent. Spitzer’s complaint cited improper/illegal trading in mutual fund shares by hedge fund Canary Capital Partners and its general partner, Edward Stern. Bank of America’s Nations Funds, Bank One’s One Fund Group, Janus Capital Group and Strong Capital Management were named, but not charged, in the complaint. The probe is ongoing and expanding with Alliance Capital Management, Fred Alger Management and hedge fund Millennium Partners L.P. recently in the headlines. Unfortunately, this list is likely to get much longer as a recently published study by a Stanford University professor stated 1 in 6 mutual fund families are tainted by allowing illegal late trading and/or preferential market timing trading. A detailed discussion of the charges and schemes is beyond the scope of this letter, but the heart of the matter is some investment managers were apparently willing to sell their integrity for the price of some additional fees. It’s more than unfortunate the “professionals” involved lost their moral compass, which allowed an environment to exist where at least some fund companies put their own financial interests ahead of those of their shareholders.

By nature of our business, every investment manager has conflicts of interests with its investment company shareholders. The key is how the manager manages those conflicts. Many managers “talk the talk” about their interests being aligned with shareholders. The revelations of the past month seem to indicate this isn’t always the case. We try our best to take this a step further to make sure that not only are our interests aligned with our shareholders, our interests are our shareholder’s interests. To wit, as our September 30, 2003, KM team members, family members and related entities owned approximately 36% of the shares of Value Fund (net assets as of 9/30/03 of approximately $35 million). We have referred to this in the past as “eating our own cooking.” When our “cooking” is good, we benefit along with our shareholders. When it’s not so good, we suffer along with our shareholders. The point is we’re seated at the same table with our shareholders and eating the same meal. We don’t think you’ll find this level of commitment to one’s own product at many firms. Perhaps if it was, none of this nonsense would have happened. When we say our integrity has never been “for sale,” it may sound self-serving. Similarly, our anger may seem like self-righteous indignation. However, the bad actions of a few taint all of us who try to run our businesses the “right” way.

SUMMARY
We are pleased to report our efforts and achievements have continued to receive recognition from the financial press, both locally and nationally. Our strategy of “buying straw hats in the winter” has apparently struck a chord with some writers as a timeless, Midwestern-type catchphrase that makes good, universal investment sense. We tell you this not out of braggadocio, but to perhaps validate in your own mind that, yes, you can get world-class investment management expertise from a small firm in Columbus, Indiana!

A recent essay from Morgan Stanley said, “Successful investing ultimately is about courage and imagination. From a value perspective, courage is required to see temporary problems for what they are--temporary--and buy undervalued securities when the consensus sees things as hopeless. But tuning out the noise in the investment business that distracts you from summoning your courage or imagination can be a Herculean task. Information rules--insight is rare.” This year has turned out better than we thought at the beginning of the year and much better than we thought as the market was plunging in early March, ahead of the start of the war with Iraq. Through it all we tried to stay unemotional and let our value discipline dictate our actions. Though we certainly feel good about our recent success, we pledge to work harder tomorrow and harder still the next day.

GENERAL
We are truly fortunate several of our fellow shareholders in the Value Fund have either mailed or dropped-off checks to us to add to their accounts. We thank you so much! We need to ask you to do us a favor and make sure your check is made payable to Value Fund. We’ll be more than pleased to forward your check to U.S. Bank, but if you could help us out by making your check payable to Value Fund, it would be much appreciated.

4

As we head into the fourth quarter, thoughts naturally turn towards taxes. As things currently stand, Value Fund will be making distributions of capital gains and income in late December.

Regards,

Mark D. Foster, CFA
President

Mickey Kim, CFA
Vice President, Treasurer and Secretary

Liberty Media Corporation accounted for 2.9% of Value Fund’s assets as of September 30, 2003, EMCOR Group, Inc. 2.8%, Bausch & Lomb Incorporated 2.7%, Cummins Inc. 2.7%, CIT Group Inc. 2.6%, Hilton Hotels Corp. 2.5%, Sovereign Bancorp, Inc. 2.5%, Guidant Corporation 2.4%, Cendant Corporation 2.4%, Carnival Corporation 2.3%, Blockbuster Inc. 2.2%, AVX Corporation 1.0%, Commercial Federal Corporation 1.7%, Emmis Communications Corporation 1.8%, Sinclair Broadcast Group, Inc. 1.4%, The May Department Stores Company 1.1% and Apria Healthcare Group Inc. 1.8%.

OfficeMax, Inc. accounted for 1.5% of Value Fund’s assets as of June 30, 2003, Ryder System, Inc. 1.1%, Lone Star Steakhouse & Saloon, Inc. 1.2%, Tecumseh Products Company 0.7% and Toys “R” Us, Inc. 0.4%.

For a Prospectus and account application, please call Craig Kessler at Value Fund at 812-376-9444 or 800-808-9444 or write to Value Fund at 621 Washington Street, Columbus, IN 47202-1729. Read the Prospectus carefully before you invest or send money. The Prospectus contains important information about Value Fund, including charges and expenses. The performance data quoted represents past performance and assumes the reinvestment of capital gains and income distributions. Performance also reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance does not reflect how Value Fund may perform in the future. The investment return and principal value of your investment will fluctuate. When redeemed, your share may be worth more or less than their original cost. Rafferty Capital Markets, LLC is the Distributor for Value Fund.

5

This chart assumes an initial investment of $10,000. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

As of the fiscal year ended September 30, 2003 the Fund has chosen to use the S&P 500 Index and the Russell Midcap Index as its comparison benchmarks.

	Average Annual Rate of Return (%)

	One Year Ended	Since Inception* to
	September 30, 2003	September 30, 2003

Kirr Marbach Partners Value Fund	25.75%	6.15%
S&P 500 **	24.38%	-2.97%
Russell Midcap Index ***	32.63%	4.71%

*   December 31, 1998.

**   The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization    stocks.  This Index cannot be invested in directly.

***  The Russell Midcap Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for medium capitalization stocks. This Index cannot be invested in directly.

6

STATEMENT OF ASSETS AND LIABILITIES		STATEMENT OF OPERATIONS
SEPTEMBER 30, 2003		FOR THE YEAR ENDED SEPTEMBER 30, 2003

ASSETS:		INVESTMENT INCOME:

Investments, at current value		Dividend income
(cost $30,738,619) $	35,338,873	(net of withholding of $2,140)	$340,873
Dividends receivable	27,552	Interest income	20,492

Cash	10,950	Total Investment Income	361,365

Receivable for Fund shares sold	1,146	EXPENSES:
Interest receivable	394	Investment Adviser fee	303,819
Other Assets	19,270

Total Assets	35,398,185	Shareholder servicing and accounting costs	60,013

LIABILITIES:		Professional fees	51,501
Payable for securities purchased	361,497	Administration fee	34,399
Accrued expenses	41,494	Distribution fees	21,078
Payable to Adviser	12,794	Federal and state registration	18,593
Payable for Fund shares redeemed	4,000	Custody fees	11,350
Total Liabilities	419,785	Directors fees	6,023

		Reports to shareholders	916
NET ASSETS	$34,978,400	Other	3,603

		Total expenses before
NET ASSETS CONSIST OF:		reimbursement	511,295
Capital stock	$31,107,340	Less: Reimbursement from
Undistributed net investment		Investment Adviser	(58,394)
(loss)	(1,336)
		Net Expenses	452,901
Undistributed net realized (loss)
on investments	(727,858)	NET INVESTMENT (LOSS)	(91,536)

Net unrealized appreciation		REALIZED AND UNREALIZED
on investments	4,600,254	GAIN/(LOSS) ON INVESTMENTS:
Total Net Assets	$34,978,400
		Net realized gain/(loss)
		on investments	682,330
Shares outstanding (500,000,000		Change in unrealized appreciation/
shares of $0.01 par value authorized)	2,797,516	(depreciation) on investments	6,371,299

		Net realized and unrealized gain/
		(loss) on investments	7,053,629
Net asset value, redemption price
and offering price per share	$12.50
		NET INCREASE IN NET ASSETS

		RESULTING FROM
		OPERATIONS	$6,962,093

See Notes to the Financial Statements.

7

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2003	September 30, 2002

OPERATIONS:
Net investment loss	$(91,536)	$(45,148)
Net realized gain/(loss) on investments	682,330	(1,410,187)
Change in unrealized appreciation/(depreciation)
on investments	6,371,299	(1,129,754)

Net increase/(decrease) in net assets resulting
from operations	6,962,093	(2,585,089)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	14,916,286	17,059,144
Shares issued to holders in reinvestment of dividends	-	1,623,764
Cost of shares redeemed	(12,563,252)	(14,514,734)

Net increase in net assets from
capital share transactions	2,353,034	4,168,174

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	-	(23,927)
From net realized gains	-	(1,656,168)

Total dividends and distributions	-	(1,680,095)

TOTAL INCREASE/(DECREASE) IN NET ASSETS	9,315,127	(97,010)

NET ASSETS:
Beginning of year	25,663,273	25,760,283

End of year (including undistributed net investment
loss of $1,336 and $6,626, respectively)	$34,978,400	$25,663,273

CHANGES IN SHARES OUTSTANDING:
Shares sold	1,402,430	1,479,318
Shares issued to holders in reinvestment of dividends	-	124,905
Shares redeemed	(1,187,976)	(1,289,224)

Net increase	214,454	314,999

See Notes to the Financial Statements.

8

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the period.								December 31,
								1998 (1)
								through
		Year Ended September 30,						September 30,
		2003		2002		2001	2000		1999

PER SHARE DATA:
Net asset value, beginning of period		$9.94		$11.36		$11.51	$9.91		$10.00

Income from investment operations:
	Net investment income/(loss)	(0.03)		0.00	(2)	0.02	0.00	(3)	0.04
	Net realized and unrealized
	gain/(loss) on investments	2.59		(0.69)		(0.17)	1.65		(0.13)

	Total from investment operations	2.56		(0.69)		(0.15)	1.65		(0.09)

Less distributions:
	Dividends from net investment income	-		(0.01)		-	(0.04)		-
	Distributions from net capital gains	-		(0.72)		-	-		-
	Distributions from tax return of capital	-		-		-	(0.01)		-

	Total distributions	-		(0.73)		-	(0.05)		-

	Net asset value, end of period	$12.50		$9.94		$11.36	$11.51		$9.91

TOTAL RETURN		25.76%		-7.58%		-1.30%	16.77%		-0.90%	(4)

SUPPLEMENTAL DATA AND RATIOS:
	Net assets, end of period	$34,978,400		$25,663,273		$25,760,283	$20,182,911		$18,172,971

	Ratio of expenses to average net assets:

	Before expense reimbursement	1.68%		1.64%		1.86%	1.97%		3.01%	(5)
	After expense reimbursement	1.49%	(6)	1.50%		1.50%	1.50%		1.50%	(5)

	Ratio of net investment income/(loss) to average net assets:

	Before expense reimbursement	(0.49)%		(0.29)%		(0.18)%	(0.41)%		(0.76)%	(5)
	After expense reimbursement	(0.30)%		(0.15)%		0.12%	0.06%		0.75%	(5)

	Portfolio turnover rate	39.60%		68.27%		80.05%	96.48%		77.79%

(1)	Commencement of operations.
(2)	Actual rate was (0.003).
(3)	Actual rate was (0.004).
(4)	Not annualized.
(5)	Annualized.
(6)	Expense cap was decreased to 1.45% on Aug. 4, 2003
See Notes to the Financial Statements.

9

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2003

Number			Number
of Shares		Value	of Shares		Value

	COMMON STOCKS – 87.8%
	Business Services – 3.9%			Food & Beverage – 3.8%
14,700	Automatic Data processing, Inc.	$526,995	23,800	Cadbury Schweppes Plc – ADR	$597,142
45,100	Cendant Corporation*	842,919	23,000	Jack in the Box Inc.*	409,400
			14,200	McDonalds Corporation	334,268

		1,369,914			1,340,810
				Health Care – 2.8%
	Communications & Media – 6.4%		23,500	Apria Healthcare Group Inc.*	643,430
31,400	Emmis Communications		23,200	Tenet Healthcare Corporation*	335,936

	Corporation – Class A*	633,652			979,366
22,400	InterActiveCorp*	740,320		Insurance – 6.4%
48,600	Sinclair Broadcast Group – A*	493,776	1,833	Alleghany Corporation*	357,893
19,900	Vivendi Universal SA – ADR	353,424	32,700	Aon Corporation	681,795
			10,650	PartnerRe Holdings, Ltd. – f	564,473
		2,221,172	41,800	UnumProvident Corporation	617,386

					2,221,547
	Computers & Software – 1.9%
13,900	Affiliated Computer Services, Inc.*	676,791		Manufacturing / Production – 8.8%

	Consumer Products – 1.3%		21,100	Cummins Engine Company, Inc.	937,473
11,400	Black & Decker Corporation	462,270	23,100	EMCOR Group, Inc.*	982,905
			9,500	Superior Industries international, Inc.	385,225
	Electronic Components – 1.0%
24,500	AVX Corporation	335,405	28,000	Washington Group Intl, Inc.	754,600

					3,060,203
	Energy / Natural Resources – 1.1%
13,900	Marathon Oil Corporation	396,150		Medical – 5.2%
			21,300	Bausch & Lomb, Inc.	940,395
	Financial Services – 12.0%		18,300	Guidant Corporation	857,355

18,700	Amvescap	284,053			1,797,750
47,900	BearingPoint, Inc.*	382,242
31,500	CIT Group Inc.	905,940		Retail – 12.3%
23,900	Commercial Federal		28,500	AutoNation, Inc.*	499,890
	Corporation	581,965	36,600	Blockbuster, Inc.	768,600
17,300	Janus Capital Group Inc.	241,681	37,500	Dillard’s, Inc. Class – A	524,250
7,300	MBIA Inc.	401,281	20,800	Dollar Tree Stores, Inc*	696,800
47,100	Sovereign Bancorp, Inc	873,705	41,900	The GAP, Inc.	717,328
22,600	Viad Corp.	539,688	15,300	May Department Stores Co.	376,839
			31,900	Safeway Inc.*	731,786
		4,210,555
					4,315,493

See Notes to the Financial Statements.

10

SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2003

Number			Number
of Shares		Value	of Shares		Value
	Telecommunications – 8.3%			Utilities – 2.1%
15,450	Alltel Corporation	$ 715,953	27,300	ALLETE, Inc.	$ 747,474
67,300	Citizens Communications Company*	754,433
102,300	Liberty Media Corporation*	1,019,931		Total common stocks
7,200	Telephone and Data Systems, Inc.	407,088		(cost $26,116,031)	30,716,285

		2,897,405	Principal	SHORT TERM INVESTMENTS – 13.2%
			Amount	Variable Rate Demand Notes**
	Toys – 1.9%		64,433	American Family, 0.7407%	$ 64,433
35,000	Mattel, Inc.	663,600	3,935,000	FHLB Discount Note, 0.8500%	3,935,000
			623,155	Wisconsin Corporate Central
				Credit Union, 0.7900%	623,155
	Transportation – 1.6%
19,800	Canadian Pacific Railway Limited – f	467,478		Total short-term investments
3,400	Ryder System, Inc	99,688		(cost $4,622,588)	4,622,588

		567,166		Total investments – 101.0%
				(cost $30,738,619)	35,338,873
	Travel & Recreation – 7.0%			Other assets in excess of
24,700	Carnival Corporation – f	812,383		Liabilities – (1.0)%	(360,473)
55,000	Hilton Hotels Corporation	892,100
83,100	Park Place Entertainment Corporation*	748,731		TOTAL NET ASSETS – 100.0%	$34,978,400

		2,453,214

				* -- Non-income producing security.
				** -- Variable rate security as of September 30, 2003.
				ADR -- American Depository Receipt
				f -- Foreign Security

See Notes to the Financial Statements.

11

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2003

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The Kirr Marbach Partners Fund, Inc. (the "Corporation") was organized as a Maryland corporation on September 23, 1998 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The one series presently authorized is the Kirr, Marbach Partners Value Fund (the “Fund”). The investment objective of the Fund is to seek long-term capital growth. The Fund commenced operations on December 31, 1998.

The following is a summary of significant accounting policies consistently followed by the Fund.

a)  Investment Valuation – Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”). Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where the security is primarily traded. Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors of the Corporation. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value. Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

b)  Federal Income Taxes – A provision, for federal income taxes or excise taxes, has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

c)  Income and Expense - The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory, administration and certain shareholder service fees.

d)  Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.

e)  Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f)  Repurchase Agreements - The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

g)  Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Accounting principles generally accepted in the United States require that permanent financial reporting and tax differences be reclassified to capital stock.

2. INVESTMENT TRANSACTIONS	The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the fiscal year ended September 30, 2003, were as follows:

	Purchases	Sales
U.S. Government	$-	$-
Other	$11,162,518	$12,829,222

12

At September 30, 2003, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Appreciation		$5,454,926
(Depreciation)		$(854,672)

Net appreciation on investments	$	$ 4,600,254

At September 30, 2003 the cost of investments for federal income tax purposes was $30,738,619.

At September 30, 2003 the Fund had accumulated net realized capital loss carryovers of $727,858. $149,282 of the loss expires in 2010 and $578,576 of the loss expires in 2011. The Fund did not have any post-October losses deferred at September 30, 2003.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax difference, accumulated net investment loss has been decreased by $96,826 and capital stock has been decreased by $96,823 and undistributed net realized (loss) on investments has been decreased by $3. The permanent book-to-tax difference is due to net operating losses.

The Fund did not have any dividend distributions during the fiscal year ended September 30, 2003.

As of the end of the fiscal year ended September 30, 2003, the Fund had distributable earnings of $3,871,060, which consisted of the following:

Net unrealized appreciation	$4,600,254
Undistributed net realized (loss)	(727,858)
Undistributed net investment (loss)	(1,336)

$3,871,060

3. AGREEMENTS
The Fund has entered into an Investment Advisory Agreement with Kirr, Marbach & Company, LLC (the “Investment Adviser”). Pursuant to its Advisory Agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund's daily net assets.

On May 19, 2003, the Board of Directors of the Fund approved an amendment to the Expense Cap/Reimbursement Agreement with the Investment Adviser to reduce the expense cap from 1.50% to 1.45%. This adjustment came into effect on August 4, 2003. Consequently, the Investment Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s total annual operating expenses do not exceed 1.45% of its average daily net assets until December 31, 2004. Accordingly, for the fiscal year ended September 30, 2003, the Investment Adviser waived advisory fees to reimburse the Fund for other expenses in the amount of $58,394. The Investment Adviser may decide to continue the agreement, or revise the total annual operating expense limitations after December 31, 2003. Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.45%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Waived/reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

	Year of expiration 9/30/2004 9/30/2005 9/30/2006	Amount $71,891 $42,951 $58,394

Rafferty Capital Markets, LLC, (the “Distributor”) serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which authorizes the Corporation to pay the Distributor a distribution and shareholder servicing fee of up to 0.25% of the Fund’s average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Fund or the Distributor to pay its distribution fee and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder servicing expenses. During the fiscal year ended September 30, 2003, the Fund incurred expenses of $21,078 pursuant to the 12b-1 Plan.

U.S Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

13

 INDEPENDENT AUDITORS’ REPORT

The Shareholders and Board of Trustees
The Kirr, Marbach Partners Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Kirr, Marbach Partners Value Fund (the “Fund”, a series of the Kirr, Marbach Partners Fund, Inc.), including the schedule of investments, as of September 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for the each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

November 25, 2003

14

15

KIRR, MARBACH PARTNERS

VALUE FUND

DIRECTORS
Mark D. Foster
Mickey Kim
Jeffrey N. Brown
Mark E. Chesnut
John F. Dorenbusch

PRINCIPAL OFFICERS
Mark D. Foster, President
Mickey Kim, Vice President, Treasurer and Secretary

INVESTMENT ADVISOR
Kirr, Marbach & Company, LLC
621 Washington Street
Columbus, Indiana 47202

DISTRIBUTOR
Rafferty Capital Markets, LLC
59 Hilton Avenue, Suite 101
Garden City, New York 11530

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

ADMINISTRATOR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
Third Floor
615 E. Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT ACCOUNTANTS
KPMG LLP
303 E. Wacker Drive
Chicago, Illinois 60601

LEGAL COUNSEL
Kirkland & Ellis LLP
200 E. Randolph Dr.
Chicago, Illinois 60601

This report should be accompanied or preceded by a prospectus.

16

Item 2. Code of Ethics.

The registrant adopted a code of ethics on November 25, 2003 that applies to the registrant’s principal executive officer and principal financial officer. The Code of Ethics was not in effect during the period ended September 30, 2003 and, accordingly, the registrant has no amendments to its code of ethics during the covered period or any waivers from any provisions of the code of ethics during the covered period. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-812-376-9444.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the board believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

Not required for annual reports filed for periods ending before December 15, 2003.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. [Reserved]

Item 9. Controls and Procedures.

A. The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

B.  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

A.  Any code of ethics or amendment thereto. Filed herewith.

B.  Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

C.  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Kirr, Marbach Partners Funds, Inc.
By (Signature and Title)
Mark D. Foster
President (Principal Executive Officer)
Date	12/09/03

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
Mark D. Foster
President (Principal Executive Officer)
Date	12/04/03

By (Signature and Title)
Mickey Kim
Treasurer (Principal Financial Officer)
Date	12/04/03